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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 17, 2003


                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 001-14989

           DELAWARE                                     25-1723342
 (State or other jurisdiction               (IRS Employer Identification No.)
      of incorporation or
         organization)

      225 WEST STATION SQUARE DRIVE
                SUITE 700
     PITTSBURGH, PENNSYLVANIA 15219                     (412) 454-2200
(Address of principal executive offices)        (Registrant's telephone number,
                                                      including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.


     WESCO International, Inc. ("WESCO") is furnishing the following information under Item 5 of this Current Report on Form 8-K.

     On March 17, 2003, WESCO announced it had successfully completed a series of mortgage financings. The real estate mortgage financings totaled $51 million and included 75 properties throughout the United States. The proceeds of the loans were used to reduce borrowings under the revolving credit and the accounts receivable securitization facilities. The mortgage financings have a ten-year term with a 22-year amortization and carry a fixed rate of 6.5%

     A copy of the press release announcing the financing is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits.

     a) Financial Statements of businesses acquired.

        Not applicable.

     b) Pro forma financial information.

        Not applicable.

     c) Exhibits

        99.1 Press release of WESCO International, Inc. dated March 17, 2003.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 March 17, 2003      WESCO International, Inc.
                ---------------      -----------------------------------------
                     (Date)


                                     /s/ Stephen A. Van Oss
                                     -----------------------------------------
                                     Stephen A. Van Oss
                                     Vice President, Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit 99.1:  Press release of WESCO International, Inc. dated March 17, 2003.





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